SEI TAX EXEMPT TRUST

Short Duration Municipal Fund

Supplement dated December 22, 2011
to the Class A and Class G Shares Prospectuses dated December 31, 2010

This supplement provides new and additional information beyond that contained in the Class A and Class G Shares Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes in the portfolio management of the Short Duration Municipal Fund.

Change in Sub-Adviser for the Short Duration Municipal Fund

In the chart under the heading "Sub-Adviser and Portfolio Manager," in the Fund Summary for the Short Duration Municipal Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Wells Capital Management Incorporated	Lyle Fitterer, CFA, CPA	Since 2011	Managing Director and Head of Tax-Exempt Fixed Income, Senior Portfolio Manager

	Wendy Casetta	Since 2011	Senior Portfolio Manager, Tax-Exempt Fixed Income

In addition, under the heading "Short Duration Municipal Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Short Duration Municipal Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of WellsCap. Lyle Fitterer, CFA, CPA, Managing Director and Head of Tax-Exempt Fixed Income and Senior Portfolio Manager, and Wendy Casetta, Senior Portfolio Manager, are responsible for the day-to-day management of the portion of the Short Duration Municipal Fund's assets allocated to WellsCap. Prior to joining WellsCap in 2005, Mr. Fitterer was with Strong Capital Management, where he served in a variety of roles, including director of Strong's Municipal Fixed Income team. He earned a Bachelor's degree in accounting from the University of North Dakota and has 22 years of industry experience. Prior to joining WellsCap in 2005, Ms. Casetta was also with Strong Capital Management, where she was a senior research analyst and portfolio manager. She earned a Bachelor's degree in finance from the University of Wisconsin, Oshkosh, and a master's degree in business administration from the University of North Florida, Jacksonville and began her investment career in 1993.

There are no other changes in the portfolio management of the Short Duration Municipal Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-760 (12/11)

SEI TAX EXEMPT TRUST

Short Duration Municipal Fund

Supplement dated December 22, 2011
to the Statement of Additional Information ("SAI") dated December 31, 2010

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Short Duration Municipal Fund.

Change in Sub-Adviser for the Short Duration Municipal Fund

Under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

WELLS CAPITAL MANAGEMENT INC.—Wells Capital Management Inc. ("WellsCap'') serves as Sub-Adviser to a portion of the assets of the Short Duration Municipal Fund. WellsCap became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

In addition, under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

WellsCap

Compensation. SIMC pays WellsCap a fee based on the assets under management of the Short Duration Municipal Fund as set forth in an investment sub-advisory agreement between WellsCap and SIMC. WellsCap pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Short Duration Municipal Fund. The following information relates to the period ended August 31, 2011.

The compensation structure for WellsCap's portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under the portfolio manager's management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. The benchmark(s) against which the performance of a fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of each fund's prospectus.

Ownership of Fund Shares. As of December 15, 2011, WellsCap's portfolio managers did not beneficially own any shares of the Short Duration Municipal Fund.

Other Accounts. As of August 31, 2011, in addition to the Short Duration Municipal Fund, WellsCap's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Lyle Fitterer	7	$15,234	1	$99	31	$4,027
Wendy Casetta	4	$11,637	0	$0	11	$1,589

No account list above is subject to a performance-based advisory fee.

Conflicts of Interests. WellsCap's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

There are no other changes in the portfolio management of the Short Duration Municipal Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-761 (12/11)